UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2022

SOUNDHOUND AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40193	86-1286799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Betsy Ross Drive Santa Clara, CA	95054
(Address of principal executive offices)	(Zip Code)

(408) 441-3200

(Registrant’s telephone number, including area code)

Archimedes Tech SPAC Partners Co.

2093 Philadelphia Pike #1968

Claymont, DE 19703

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SOUN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50, subject to adjustment	SOUNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On April 26, 2022 (the “Closing Date”), the registrant consummated its previously announced business combination (the “Closing”) pursuant to that certain Merger Agreement dated as of November 15, 2021 (the “Merger Agreement”), by and among Archimedes Tech SPAC Partners Co., ATSPC Merger Sub, Inc. and SoundHound, Inc., which provided for the merger of ATSP Merger Sub, Inc. with and into SoundHound, Inc., with SoundHound, Inc. continuing as the surviving corporation (the “Merger”), as well as the other transactions contemplated by the Merger Agreement (the Merger and such other transactions, the “Business Combination”). As a result of the Merger, the registrant owns 100% of the outstanding common stock of SoundHound, Inc. In connection with the closing of the Business Combination, the registrant changed its name from “Archimedes Tech SPAC Partners Co.” to “SoundHound AI, Inc.” In connection with the Closing, the Common Stock of ATSP was redesignated as Class A Common Stock.

Unless the context otherwise requires, (i) references to “we,” “us,” “our,” and the “Company” refer to SoundHound AI, Inc., a Delaware corporation, and its consolidated subsidiaries, including SoundHound, Inc., a Delaware corporation, following the Closing, (ii) references to “SH” refer to SoundHound, Inc., (iii) references to “ATSP” refer to Archimedes Tech SPAC Partners Co., a Delaware corporation, prior to the Closing and (iv) references to the “registrant” refer to ATSP, which was renamed SoundHound AI., Inc. on the Closing Date. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement Solicitation (as defined below) in the section entitled “Frequently Used Terms” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

Conversion of Securities and Merger Consideration

Pursuant to the Merger Agreement, at the Closing, each share of Class A common stock of SH and each share of preferred stock of SH was converted into the right to receive 5.5562 shares of Class A common stock of the registrant (“Class A Common Stock”), and each share of Class B common stock of SH was converted into the right to receive 5.5562 shares of Class B common stock of the registrant (“Class B Common Stock”). Each share of Class A Common Stock is entitled to one vote per share and each share of Class B Common Stock is entitled to ten votes per share.

The material terms and conditions of the Merger Agreement are described in greater detail in the Company’s definitive proxy statement/prospectus/consent solicitation (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, on April 8, 2022, in the section entitled “Proposal 1 – The Business Combination Proposal – The Merger Agreement” beginning on page 81, which information is incorporated herein by reference.

PIPE Investment

In connection with the Merger Agreement, ATSP entered into subscription agreements (collectively, the “Subscription Agreements”) with certain accredited investors (the “Subscribers”) pursuant to which the Subscribers agreed to purchase, and ATSP agreed to sell to the Subscribers, an aggregate of 11,300,000 shares of Class A Common Stock (“PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $113,000,000 (the “PIPE Investment”). The PIPE Shares are identical to the shares of Class A Common Stock that were held by the Company’s public stockholders at the time of the Closing, except that the PIPE Shares were not entitled to any redemption rights and have not as yet been registered with the SEC. The sale of PIPE Shares was consummated concurrently with the Closing.

The foregoing descriptions of the Merger Agreement and the Subscription Agreements are summaries only and are qualified in their entirety by the full text of the Merger Agreement and the form of Subscription Agreement, copies of which are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference.

Related Agreements

Contemporaneously with the execution and delivery of the Merger Agreement, (i) certain stockholders of ATSP, SH and ATSP entered into the Parent Support Agreements; (ii) certain stockholders of SH, SH and ATSP entered into the Company Support Agreements; and (iii) certain key SH stockholders entered into Lock-Up Agreements, each of which became effective as of the Closing Date, and copies of which are filed as Exhibits 10.2, 10.3, and 10.4, respectively, to this Report, and are incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Indemnity Agreements

In connection with the Closing, the Company entered into indemnity agreements with each of its directors and executive officers and certain other officers of the Company. Each indemnity agreement provides for indemnification and advancement by the Company of certain expenses and costs relating to claims, suits or proceedings arising from service to the Company or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnity agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnity agreements, the form of which is attached hereto as Exhibit 10.10 and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

In connection with the Closing, the Company entered into an Amended and Restated Registration Rights Agreement with certain stockholders of ATSP with respect to the shares of Class A Common Stock they owned at the Closing, and with certain SH stockholders who are affiliates of the Company following the Closing, with respect to the Merger Consideration Shares after the Closing. The terms of the Amended and Restated Registration Rights Agreement are described in the section of the Proxy Statement entitled “Proposal 1 – The Business Combination Proposal – Certain Related Agreements” beginning on page 87, which information is incorporated herein by reference.

The foregoing description of the Amended and Restated Registration Rights Agreement is qualified in its entirety by the full text of the Amended and Restated Registration Rights Agreement, the form of which is filed as Exhibit 10.5 hereto and is incorporated herein by reference.

Amended and Restated Warrant Agreement

On April 26, 2022, in connection with the Closing, the Company entered into an amended and restated warrant agreement (the “Amended and Restated Warrant Agreement”) by and between ATSP and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, in order to amend the terms of the Company’s private warrants to provide that the private warrants are identical to the terms of the public warrants that were included as part of the units sold in ATSP’s initial public offering.

The Amended and Restated Warrant Agreement is attached hereto as Exhibit 4.1 and incorporated by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

On April 26, 2022, the Business Combination was approved by the Company’s stockholders at a special meeting thereof (the “Special Meeting”), held in lieu of the 2022 annual meeting of the Company’s stockholders. Holders of an aggregate of 12,767,950 shares of Class A common stock of ATSP sold in ATSP’s initial public offering (the “public shares”) exercised their right to have such shares redeemed for a pro rata portion of the trust account holding the proceeds from ATSP’s initial public offering, calculated as of two (2) business days prior to the date of the Special Meeting, which was $10.00 per share, or $127,679,500 in the aggregate.

Pursuant to the terms of the Merger Agreement and customary adjustments set forth therein, the aggregate merger consideration paid by ATSP to the SH security holders in connection with the Business Combination was an amount equal to $2,000,000,000, with outstanding SH stock options and warrants assumed by the Company included on a net exercise basis. The merger consideration included both cash consideration and consideration in the form of newly issued Class A Common Stock and Class B Common Stock.

As a result of the Business Combination, each share of SH common stock outstanding immediately prior to the effective time of the Business Combination (including shares of SH preferred stock immediately prior to the Closing) was converted into the right to receive approximately 180,510,660 shares of the Company’s common stock, consisting of 140,114,060 shares of Class A Common Stock and 40,396,600 shares of Class B Common Stock.

Immediately following consummation of the Business Combination, including the redemption of public shares as described above and the consummation of the PIPE Investment, there were 156,107,110 shares of the Company’s Class A Common Stock and 40,396,600 shares of the Company’s Class B Common Stock, issued and outstanding.

The Company’s Class A Common Stock and warrants commenced trading on the Nasdaq Global Market (“Nasdaq”) under the symbols “SOUN” and “SOUNW,” respectively, on April 28, 2022. The continued listing of the Company’s securities on Nasdaq is subject to Nasdaq’s ongoing review of the Company’s satisfaction of the applicable listing criteria.

As noted above, an aggregate of $127,679,500 was paid from the Company’s trust account to holders that properly exercised their right to have public shares redeemed, and the remaining balance immediately prior to the Closing of approximately $5,356,628 remained in the trust account. The remaining amount in the trust account was used to fund expenses incurred by SH and ATSP in connection with the Business Combination, after payment of deferred underwriting commissions in connection with ATSP’s initial public offering, and will be used for general corporate purposes of the Company following the Business Combination.

All outstanding founder shares issued by ATSP will continue to be subject to the transfer restrictions applicable to such shares, and certain stockholders of SH have agreed to lock-up provisions with respect to the shares of the Company held by them.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations. The Company was, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose operating assets consist of the operating assets of SH and its subsidiaries.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Report, including the information incorporated herein by reference, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for the Company’s business. Specifically, forward-looking statements may include statements preceded by, followed by or that include the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions.

These forward-looking statements are based on information available as of the date of this Report and management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the inability to maintain the Company’s listing on Nasdaq following the Business Combination;

●	the Company’s ability to raise financing or complete acquisitions in the future;

●	the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions;

●	the Company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination;

●	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably;

●	the business, operations and financial performance of the Company, including market conditions and global and economic factors beyond the Company’s control, including supply chain considerations;

●	costs related to the Business Combination;

●	the outcome of any legal proceedings that may be instituted against the Company following consummation of the Business Combination;

●	changes in applicable laws or regulations;

●	the impact of inflation and related changes in base interest rates and significant market volatility on the Company’s business, our industry and the global economy;

●	the impact of the continuing COVID-19 pandemic on the Company’s business; and

●	other risks and uncertainties indicated or incorporated by reference in this Report, including those set forth in the section of the Proxy Statement entitled “Risk Factors” beginning on page 40.

Business

The information set forth in the section of the Proxy Statement entitled “Information About SoundHound” beginning on page 129 is incorporated herein by reference.

Risk Factors

The information set forth in the section of the Proxy Statement entitled “Risk Factors” beginning on page 40 is incorporated herein by reference.

Selected Consolidated Historical Financial and Other Information

The information set forth in the section of the Proxy Statement entitled “Selected Historical Consolidated Financial Data of SoundHound” beginning on page 37 is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information set forth in the sections of the Proxy Statement entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of SoundHound” beginning on page 144, is incorporated herein by reference.

Properties

The Company’s principal executive office is located at 5400 Betsy Ross Drive, Santa Clara, CA 95054.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s common stock as of the Closing Date by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock;

●	each of the Company’s named executive officers and directors; and

●	all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days.

The percentage of beneficial ownership is based on 196,503,710 shares of Company common stock issued and outstanding as of the Closing Date, which calculation includes (i) 156,107,110 shares of the Company’s Class A Common Stock and (ii) 40,396,600 shares of the Company’s Class B Common Stock. Voting power represents the combined voting power of shares of Class A Common Stock and Class B Common Stock owned beneficially by such person. On all matters to be voted upon, subject to the rights of any holders of any series of preferred stock, holders of shares of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters submitted to the stockholders for their vote or approval. Holders of Class A Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Holders of Class B Common Stock are entitled to ten votes per share on all matters submitted to stockholders for their vote or approval.

In accordance with SEC rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the Closing are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 5400 Betsy Ross Drive, Santa Clara, CA 95054. Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Beneficial Ownership Table

Name and Address of Beneficial Owners	Number of Shares of Class A Common Stock	% Class	Number of Shares of Class B Common Stock	% Class	% of Total Voting Power
Directors and Executive Officers
Dr. Keyvan Mohajer	833,435	*	16,639,064	41.2%	29.9%
James Hom	--	--	5,173,780	12.8%	9.2%
Larry Marcus(1)	919,751	*	--	--	*
Diana Sroka	--	--	--	--	--
Dr. Eric R. Ball	--	--	--	--	--
Dr. Seyed Majid Emami	666,748	*	18,583,756	46.0%	33.3%
Zubin Irani	--	--	--	--	--
Timothy Stonehocker(2)	1,508,000	*	--	--	*
Nitesh Sharan	--	--	--	--	--
Michael Zagorsek(3)	839,219	*	--	--	*
All directors and executive officers as a group (10 individuals)	12,041,153	7.6%	40,396,600	100.0%	74.2%
5% Holders
Global Catalyst Partners III, L.P. (4)	35,188,205	22.5%	--	--	6.3%

*	Less than 1%.

(1)	Consists of securities held by Marcus Family Trust, dated 7/8/04, of which Larry Marcus is a trustee. Mr. Marcus disclaims beneficial ownership of these shares except to the extent of any pecuniary interest he may have therein. Does not include securities held of record by Walden Sprout Opportunities Fund-A, LLC. Because Larry Marcus is one of three managing members of such Fund, he is not deemed to be a beneficial owner of the securities held by such Fund. Mr. Marcus’s business address is 2105 Woodside Rd, Woodside, CA 94062.

(2)	Includes 757,037 shares subject to options that are exercisable within 60 days.

(3)	Consists of 839,219 shares subject to options that are exercisable within 60 days.

(4)	Global Catalyst Venture Management III, LLC (“GCVM, III”) is the General Partner of Global Catalyst Partners III, L.P. None of the four managing members of GCVM III is deemed to have or share beneficial ownership with respect to such shares. The business address of Global Catalyst Partners III, L.P. is 309 Quinnhill Road, Los Altos, CA 94024.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately after the Closing, including biographical information regarding these individuals, is set forth in the Proxy Statement in the section entitled “Directors and Executive Officers of the Combined Company after the Business Combination” beginning on page 193, which information is incorporated herein by reference.

Dr. Eric Ball, James Hom, Larry Marcus, Dr. Keyvan Mohajer and Diana Sroka were elected by the Company’s stockholders at the Special Meeting to serve as directors of the Company, effective upon consummation of the Business Combination, with a term expiring at the Company’s 2023 annual meeting of stockholders and until their successors shall have been elected and qualified, or until their earlier death, resignation or removal. The Board has one class of directors, with each director being elected in each year and serving a one-year term. At each annual general meeting of stockholders, the successors to the directors whose terms then expire will be elected to serve from the time of election and qualification until the next annual meeting following their election.

Committees of the Board of Directors

The standing committees of Company’s Board consists of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition of each committee following the Business Combination is set forth below.

Audit Committee

The Company’s Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act and consists of Dr. Ball, Mr. Marcus and Ms. Sroka, each of whom is an independent director and is “financially literate” as defined under the Nasdaq listing standards. Dr. Ball, will initially serve as chair of the Audit Committee. The Company’s Board has determined that Dr. Ball, qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

The Company’s Compensation Committee consists of Mr. Marcus and Dr. Ball, each of whom is an independent director under Nasdaq’s listing standards, and Mr. Marcus will initially serve as chair of the Compensation Committee.

Nominating and Corporate Governance Committee

The Company’s Nominating and Corporate Governance Committee consists of Mr. Marcus, and Dr. Ball, each of whom is an independent director under Nasdaq’s listing standards, and Mr. Marcus will initially serve as the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The Nominating and Corporate Governance Committee considers persons identified by its members, management, shareholders, investment bankers and others.

The guidelines for selecting nominees, including nominees who will permit the Continuing Company to comply with applicable California and Nasdaq diversity standards, are specified in the Nominating and Corporate Governance Committee Charter.

Executive Officers

On the Closing Date, the following persons were appointed to serve as the Company’s executive officers:

Name	Office
Keyvan Mohajer	Chief Executive Officer
James Hom	Vice President, Products
Michael Zagorsek	Chief Operating Officer
Nitesh Sharan	Chief Financial Officer
Timothy Stonehocker	Chief Technology Officer
Zubin Irani	Chief Revenue Officer
Majid Emami	Vice President, Engineering

In connection with the Closing, each of the Company’s executive officers prior to the Closing resigned from his or her respective position as an executive officer of the Company, in each case effective as of the effective time of the Merger.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Company’s Board.

Executive Compensation

The compensation of the Company’s named executive officers who served before the consummation of the Business Combination is described in the Proxy Statement in the section entitled “2021 Summary Compensation Table” and “Outstanding Equity Awards at Fiscal Year End” beginning on pages 185 and 190, respectively, which information is incorporated herein by reference.

On April 26, 2022, the stockholders of the Company approved the SoundHound AI, Inc. 2022 Incentive Award Plan (the “2022 Incentive Plan”), which become effective upon the Closing. The material terms of the 2022 Incentive Plan are described in the Proxy Statement in the section entitled “Proposal 4 – The Incentive Plan Proposal” beginning on page 107, which information is incorporated herein by reference. The Company has initially reserved 19,650,371 shares of Class A Common Stock for the issuance of awards under the 2022 Incentive Plan (“Initial Limit”). The Initial Limit represents 10% of the aggregate number of shares of the Company’s common stock outstanding immediately after the Closing, and is subject to increase each year over a ten-year period.

Also on April 26, 2022, the stockholders of the Company approved SoundHound AI, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”), which become effective upon the Closing. The material terms of the 2022 Incentive Plan are described in the Proxy Statement in the section entitled “Proposal 5 – The ESPP Proposal” beginning on page 113, which information is incorporated herein by reference. An aggregate of 3,930,074 shares of the Company’s Class A Common Stock has been reserved for issuance or transfer pursuant to rights granted under the ESPP (“Aggregate Number”). The Aggregate Number represents 2% of the aggregate number of shares of the Company’s common stock outstanding immediately after the Closing, and is subject to increase each year over a ten-year period.

Director Compensation

A description of the compensation of the Company’s directors before the consummation of the Business Combination is set forth in the Proxy Statement in the section entitled “ATSP’s Directors and Executive Officers—Executive Officers and Director Compensation” and “Director Compensation” beginning on pages 177 and 191, respectively, and that information is incorporated herein by reference.

In connection with the Business Combination, the Company intends to adopt a new independent director compensation policy which will be designed to provide competitive compensation necessary to attract and retain high quality non-employee directors, to encourage ownership of Company stock to further align their interests with those of our stockholders.

Certain Relationships and Related Transactions

The information set forth in the section of the Proxy Statement entitled “Certain Relationships and Related Transactions” beginning on page 214 and the information set forth under the heading “Amended and Restated Registration Rights Agreement” in Item 1.01 of this Report is incorporated herein by reference.

Director Independence

Nasdaq listing standards require that a majority of the members of the board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of a company or its subsidiaries or any other individual having a relationship which, in the opinion of the board of directors of such company, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

The Company currently has three “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules and as determined by the board of directors using its business judgment.

Legal Proceedings

Information about legal proceedings is set forth in the section of the Proxy Statement entitled “Information About SoundHound – Legal Proceedings” on page 141, which information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information regarding holders of the Company’s securities is set forth under “Description of the Company’s Securities” below.

Following the Closing, on April 28, 2022, the Class A Common Stock and publicly traded warrants began trading on Nasdaq under the symbols “SOUN” and “SOUNW,” respectively. The warrants may be delisted from Nasdaq if there is not a sufficient number of round lot holders within 15 days after the consummation of the Business Combination, and if delisted, may be quoted on the OTC Bulletin Board or OTC Pink, an inter-dealer automated quotation system for equity securities that is not a national securities exchange. The public units of the Company automatically separated into the component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security.

The Company has not paid any cash dividends on its shares of its common stock to date. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of the Company’s Securities

The Company has authorized 500,000,000 shares of capital stock, consisting of (a) 455,000,000 shares of Class A Common Stock, par value $0.0001 per share, (b) 44,000,000 shares of Class B Common Stock, par value $0.0001 per share, and (c) 1,000,000 shares of preferred stock, par value $0.0001 per share. The outstanding shares of the Company’s common stock are fully paid and non-assessable. As of the Closing Date, there were 156,107,110 shares of Class A Common Stock outstanding held of record by approximately 39 stockholders, 40,396,600 shares of Class B Common Stock outstanding held of record by three stockholders, no shares of preferred stock outstanding, and 3,532,984 warrants outstanding held of record by three stockholders. Such holder numbers do not include The Depository Trust Company participants or beneficial owners holding shares through nominee names.

In addition, pursuant to the terms of the Merger Agreement, the Company has assumed all options and restricted stock units of SH that were outstanding but unexercised or not settled at the Closing Date.

Indemnification of Directors and Officers

The information set forth in Item 1.01 of this Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth in Item 2.01 of this Report is incorporated herein by reference.

Financial Statements, Supplementary Data and Exhibits

The information set forth in Item 9.01 of this Report is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

At the Closing, the Company consummated the PIPE Investment. The PIPE Shares were not registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering without any form of general solicitation or general advertising.

Item 3.03 Material Modification to Rights of Security Holders.

On the Closing Date, the Company filed the Second Amended and Restated Certificate of Incorporation of the Company (the “A&R Certificate”) with the Secretary of State of the State of Delaware. The material terms of the A&R Certificate and the general effect upon the rights of holders of the Company’s capital stock are described in the sections of the Proxy Statement entitled “Proposal 2 – The Charter Amendment Proposal,” beginning on page 103, which information is incorporated herein by reference. A copy of the A&R Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, upon the Closing, pursuant to the terms of the Merger Agreement, the Company amended and restated its bylaws. A copy of the Company’s Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 26, 2022, the Audit Committee dismissed UHY LLP (“UHY”), the Company’s independent registered public accounting firm. UHY’s report on ATSP’s financial statements as of December 31, 2021 and 2020, and for the year ended December 31, 2021 and the period from September 15, 2020 (inception) through December 31, 2020, contained an emphasis of a matter for going concern, but otherwise did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from September 15, 2020 (inception) through December 31, 2021, there were no: (i) disagreements with UHY on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedures, which disagreements if not resolved to UHY’s satisfaction would have caused UHY to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided UHY with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that UHY furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to Item 304(a) and, if not, stating the respects in which it does not agree. A letter from UHY is attached as Exhibit 16.1 to this Report.

On April 26, 2022, the Audit Committee of the Board approved the engagement of Armanino LLP (“Armanino”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2022, effective immediately.

During the period from September 15, 2020 (inception) through December 31, 2021, neither ATSP, nor any party on behalf of ATSP, consulted Armanino regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on ATSP’s financial statements, and no written report or oral advice was provided to ATSP by Armanino that was an important factor considered by ATSP in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined above.

Item 5.01 Changes in Control of the Registrant.

The information set forth in the “Introductory Note” and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers before and after the consummation of the Business Combination is set forth in the Proxy Statement in the sections entitled “ATSP’s Directors and Officers” beginning on page 177, “Directors and Officers of the Combined Company After the Business Combination” beginning on page 193, and “Proposal 7 – The Directors Proposal” beginning on page 119, which are incorporated herein by reference.

The information regarding the Company’s officers and directors set forth under the headings “Directors and Executive Officers” and “Executive Compensation” in Item 2.01 of this Report is incorporated herein by reference.

Director Compensation

The information set forth under the heading “Director Compensation” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Report is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial business combination” as required by the Company’s Amended and Restated Certificate of Incorporation, the Company ceased to be a shell company upon the Closing. The material terms of the Business Combination are described in the section of the Proxy Statement entitled “Proposal 1 – The Business Combination Proposal” beginning on page 81, which information is incorporated herein by reference.

Item 8.01 Other Events

On April 27, 2022, the parties issued a joint press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited consolidated financial statements of SoundHound, Inc. as of December 31, 2021 and 2020 and for the years then ended are included in the Proxy Statement beginning at page F-25 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet and statements of operations of the Company as of December 31, 2021 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

(c) Exhibits

EXHIBIT INDEX

Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date

2.1#	Merger Agreement dated as of November 15, 2021 by and among Archimedes Tech SPAC Partners Co., ATSPC Merger Sub, Inc. and SoundHound, Inc.	8-K	2.1	November 16, 2021
3.1*	Second Amended and Restated Certificate of Incorporation of SoundHound AI, Inc.
3.2*	Amended and Restated Bylaws of SoundHound AI, Inc.
4.1*	Amended and Restated Warrant Agreement.
10.1	Form of Parent Support Agreement dated as of November 15, 2021 by and among Archimedes Tech SPAC Partners Co, SoundHound, Inc. and certain stockholders of Archimedes Tech SPAC Partners Co.	8-K	10.1	November 16, 2021
10.2	Form of Company Support Agreement dated as of November 15, 2021 by and among Archimedes Tech SPAC Partners Co., SoundHound, Inc. and certain stockholders of SoundHound, Inc.	8-K	10.2	November 16, 2021
10.3	Form of PIPE Subscription Agreement.	8-K	10.3	November 16, 2021
10.4	Form of Lock-Up Agreement.	8-K	10.4	November 16, 2021
10.5	Form of Amended and Rested Registration Rights Agreement, dated April 26, 2022, by and between SoundHound AI, Inc. and certain stockholders of SoundHound AI, Inc.	8-K	10.5	November 16, 2021
10.6	SoundHound AI, Inc. 2022 Incentive Award Plan.	Proxy Statement	Annex D	April 8, 2022
10.7	SoundHound AI, Inc. 2022 Employee Stock Purchase Plan.	Proxy Statement	Annex E	April 8, 2022
10.8*	Form of Restricted Stock Unit Agreement.
10.9*	Form of Stock Option Award Agreement.
10.10*	Form of Indemnity Agreement.
16.1*	Letter from UHY, LLP.
21.1*	Subsidiaries of the Company.
99.1*	Press Release, dated April 27, 2022.
99.2*	Unaudited Pro Forma Condensed Combined Financial Statements of the Company.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Filed or furnished herewith
+	The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon the request of the SEC in accordance with Item 601(b)(2) of Regulation S-K.
#	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2022	SoundHound AI, Inc.

	By:	/s/ Keyvan Mohajer
	Name:	Keyvan Mohajer
	Title:	Chief Executive Officer